UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2015 (February 26, 2015)

ENGILITY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35487	45-3854852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 Centerview Drive Chantilly, Virginia	20151
(Address of Principal Executive Offices)	(Zip Code)

(703) 708-1400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Effective February 26, 2015 (the “Effective Date”), pursuant to the Agreement and Plan of Merger, dated as of October 28, 2014 (the “Merger Agreement”), by and among Engility Holdings, Inc., a Delaware corporation (“Predecessor Engility”), New East Holdings, Inc., a Delaware corporation (n/k/a Engility Holdings, Inc.) (“New Engility” or the “Company”), East Merger Sub, LLC, a Delaware limited liability company (“East Merger Sub”), TASC Parent Corporation, a Delaware corporation (“TASC”), Toucan Merger Corporation I, a Delaware corporation (“Merger Sub One”), and Toucan Merger Corporation II, a Delaware corporation (“Merger Sub Two”), following consummation of the mergers contemplated by the Merger Agreement (the “Mergers”), TASC became a wholly-owned subsidiary of the Company.

Concurrent with the consummation of the Mergers, the name of the Company was changed from “New East Holdings, Inc.” to “Engility Holdings, Inc.”

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Engility pursuant to Rule 12g-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose events, if any, required to be disclosed on Form 8-K with respect to the Predecessor Engility prior to the Effective Date and the Company as of the Effective Date. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of New Engility Common Stock (as defined below), as successor issuer, are deemed to be registered under Section 12(b) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 below is incorporated herein by reference.

Stockholders Agreement

As a condition to the closing of the Mergers, on February 26, 2015, New Engility entered into a Stockholders Agreement (“Stockholders Agreement”) with Birch Partners, LP (together with its permitted transferees, “Birch Partners”), certain investment funds affiliated with Kohlberg Kravis Roberts & Co. L.P. (“KKR”) and certain investment funds affiliated with General Atlantic Services Company, LLC (“GA”). The Stockholders Agreement became effective at the closing of the Mergers and sets forth certain arrangements and contains various provisions relating to, among other things, standstill restrictions, voting restrictions, board representation, transfer restrictions and registration rights, as described below.

In this item discussion, the “stockholder party” means Birch Partners, and, following a distribution of any shares of New Engility Common Stock (as later defined) held by Birch Partners to the KKR investors and the GA investors, the KKR investors and the GA investors. The “stockholder group” means Birch Partners, together with any affiliate of Birch Partners or a KKR investor or GA investor who becomes a “stockholder” within the meaning of the Stockholders Agreement, in each case, that beneficially owns any New Engility Common Stock and has become a party to the Stockholders Agreement. In this item discussion, “independent directors” means the directors of New Engility who are not nominees of the stockholder party.

Board Representation

The Stockholders Agreement provides that the New Engility board is composed of 11 directors, including four stockholder party nominees, subject to the following:

•	for so long as each of the GA investors and the KKR investors, as applicable, beneficially own at least 50% of the shares of New Engility Common Stock it beneficially owned on February 26, 2015, the stockholder party will have the right to nominate four New Engility board members;

•	for so long as each of the GA investors and the KKR investors, as applicable, beneficially own at least 25% of the shares of New Engility Common Stock it owned on February 26, 2015, the stockholder party will have a right to nominate two New Engility board members;

•	upon the first date that the GA investors or the KKR investors, as applicable, beneficially own less than 50% of the shares of New Engility Common Stock they beneficially owned on February 26, 2015, one of the New Engility board members nominated on behalf of the GA investors or the KKR investors, as applicable, must resign from the New Engility board; and

•	upon the first date that the GA investors or the KKR investors, as applicable, beneficially own less than 25% of the shares of New Engility Common Stock they beneficially owned on February 26, 2015, the remaining New Engility board members nominated on behalf of the GA investors or the KKR investors, as applicable, must resign from the New Engility board.

Pursuant to the Stockholders Agreement, New Engility will include the stockholder party nominees in the slate of nominees recommended by the New Engility board for election of directors and will use its reasonable best efforts to cause the stockholders of New Engility to elect the stockholder party nominees. In the event any New Engility board member nominated by the stockholder party (a “Stockholder Party Director”) resigns or is unable to serve, the stockholder parties will be entitled to appoint a replacement Stockholder Party Director. The initial Stockholder Party Directors have been divided among the staggered classes of New Engility directors so that one Stockholder Party Director initially has a term expiring in 2015, two Stockholder Party Directors initially have a term expiring in 2016 and one Stockholder Party Director initially has a term expiring in 2017.

Until February 26, 2017, the New Engility board will maintain a co-chairman structure with one Stockholder Party Director co-chairman and one co-chairman elected by a majority of the independent directors. So long as there are two or more Stockholder Party Directors, one Stockholder Party Director shall serve on each committee of the New Engility board (other than a committee that is to be composed solely of independent directors or a committee established to address conflicts with the stockholder group or the KKR investors or the GA investors). So long as there is at least one Stockholder Party Director serving on the New Engility board, one Stockholder Party Director shall serve on the compensation committee. No Stockholder Party Director shall serve on any committee if it would violate mandatory legal or listing requirements concerning that director’s independence, but New Engility will take all reasonable efforts to avoid any such disqualification.

Voting

So long as the stockholder party has director nomination rights under the Stockholders Agreement, with respect to any proposal or resolution relating to the election of directors, it will vote or cause to be voted all of its voting securities in the same manner as, and in the same proportion to, all shares voted by holders of voting securities (except that with respect to the Stockholder Party Director nominees, the stockholder party may vote all of its voting securities in favor of the Stockholder Party Director nominees). For purposes of the Stockholders Agreement, “voting securities” means the New Engility Common Stock and shares of any other class of capital stock or interests in any other equity securities of New Engility then entitled to vote generally in the election of directors.

In the case of all other proposals or resolutions that require a stockholder vote, the stockholder party will vote or cause to be voted all of its excess voting power (defined as the aggregate percentage of voting power represented by the stockholder group’s voting securities out of the total voting power of all New Engility Common Stock, less 30%) in the same manner as, and in the same proportion to, all shares voted by holders of voting securities, excluding the votes or actions of the stockholder group with respect to its voting securities representing 30% of the total voting power of all New Engility Common Stock.

Standstill Restrictions

The Stockholders Agreement contains certain standstill provisions restricting the stockholder group, certain of the KKR investors and certain of the GA investors and certain of their respective affiliates from the date of the Stockholders Agreement until, with respect to any party, six months after such party no longer has any rights to nominate or designate nominees to the New Engility board.

Change of Control

Without the approval of a majority of the independent directors, no member of the stockholder group, the KKR investors or the GA investors may enter into or affirmatively support any transaction resulting in a change of control of New Engility in which any member of the stockholder group receives per share consideration in its capacity as a holder of New Engility Common Stock in excess of that to be received by other holders of New Engility Common Stock.

Transfer Restrictions

The stockholder group, the KKR investors and the GA investors will be subject to certain transfer restrictions related to the New Engility Common Stock for a period beginning February 26, 2015 and ending on the earlier of February 27, 2021 and the day following the date on which New Engility undergoes an ownership change (as defined in Section 382(g) of the Internal Revenue Code of 1986, as amended (the “Code”)) (an “Ownership Change”). These restrictions include the following:

•	no member of the stockholder group may sell or transfer any shares of New Engility Common Stock directly held by such member;

•	no KKR investor or GA investor may permit the sale or transfer of an equity interest in a KKR investor or a GA investor by any person who holds any direct or indirect equity interest in any of the KKR investors or GA investors, respectively (which we refer to as a partner) (other than pursuant to a redemption of such an equity interest in a KKR investor or a GA investor), that would result in an “owner shift” under Section 382(g) of the Code (an “Owner Shift”);

•	no KKR investor or GA investor may permit any transfer of the limited partnership interests of Birch Partners directly held by any limited partner of Birch Partners other than the KKR investor or GA investor (each such limited partner a “Co-investor Partner”);

•	no member of the stockholder group nor any KKR investor or GA investor may otherwise effect any transaction that would result in a direct or indirect transfer of shares of New Engility Common Stock (including pursuant to a redemption of an equity interest in a KKR investor or a GA investor) unless a committee of the New Engility board comprised solely of independent directors (the “Committee”) provides a written determination that such transaction would not result in an Owner Shift; and

•	Birch Partners may not effect a distribution of any of its shares of New Engility Common Stock to any of its partners prior to February 27, 2018.

Notwithstanding the restrictions discussed above, for the period beginning on February 27, 2018 and ending on the earlier of February 27, 2021 and the date on which New Engility undergoes an Ownership Change, the Stockholders Agreement permits the KKR investors and GA investors and any partner or co-investor partner to effect an indirect or direct sale or transfer of up to an aggregate of 16,481,516 shares of New Engility Common Stock, as adjusted for any stock split, reverse stock split or similar transaction (the “Waived Transfer Amount”). Certain sales or transfers will not count toward or reduce the Waived Transfer Amount, including:

•	any direct or indirect sale or transfer of an equity interest in a KKR investor or a GA investor by a partner (other than pursuant to a redemption of a partner’s equity in a KKR investor or a GA investor) that does not result in an Owner Shift;

•	any other direct or indirect sale or transfer by any member of the stockholder group, the KKR investors or the GA investors or a redemption of a partner’s equity interest in a KKR investor or a GA investor that, in accordance with a written determination of the Committee, does not result in an Owner Shift; and

•	a distribution by the stockholder group of any New Engility Common Stock held by Birch Partners to a co-investor partner if, both (a) the Committee provides a written determination that such distribution would not result in an Owner Shift and (b) either (i) the Committee makes a written determination that the sale or transfer of such New Engility Common Stock directly held by the co-investor partner after such distribution does not result in an Owner Shift or (ii) the co-investor partner represents and undertakes to New Engility that it will not directly sell or transfer any New Engility Common Stock received in such distribution, other than in a distribution to its equity holders.

Notwithstanding the restrictions described above, beginning on the earlier of (i) February 27, 2021 and (ii) the day following the date on which New Engility undergoes an Ownership Change, the stockholder group, the KKR investors, the GA investors, the partners and the co-investor partners may, subject to the restrictions described in the immediately following paragraph, directly or indirectly sell or transfer any of the shares of New Engility Common Stock held directly or indirectly by them regardless of whether such sale or transfer results in an Owner Shift.

In addition to and notwithstanding the restrictions described above, no member of the stockholder group may, individually or in the aggregate, other than in connection with a registered public offering, including any underwritten offering as a change of control transaction affecting New Engility, which change of control transaction is approved by the New Engility board of directors, knowingly transfer shares of New Engility Common Stock to a person (other than to any permitted transferee, as defined in the Stockholders Agreement) who, after such acquisition, would hold in excess of 5% of the outstanding shares of New Engility Common Stock.

The holders of registrable shares are entitled to certain registration rights beginning February 26, 2018 , including (i) the right to request that New Engility file an automatic shelf registration statement and effect unlimited underwritten offerings pursuant to such shelf registration statement; (ii) up to eight demand registration rights in the event that New Engility is no longer eligible to use or otherwise ceases to maintain an effective shelf registration statement; and (iii) unlimited piggyback registration rights that allow holders of registrable shares to require that shares of New Engility Common Stock owned by such holders be included in certain registration statements filed by New Engility, in each case subject to the transfer restrictions contained in the Stockholders Agreement. In connection with these registration rights, New Engility has agreed to effect certain procedural actions, including taking certain actions to properly effect any registration statement or offering and to keep the participating stockholder parties reasonably informed with adequate opportunity to comment and review, as well as customary indemnification and contribution agreements.

Termination

The Stockholders Agreement will terminate by consent of all parties or when the stockholder group no longer beneficially owns any shares of New Engility Common Stock. Certain sections of the Stockholders Agreement, including those relating to indemnification, will survive such termination, and the provisions relating to registration rights, will survive termination of the Stockholders Agreement until the first date on which there are no registrable shares outstanding.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth in Item 2.03 below is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 26, 2015, pursuant to the Merger Agreement, (i) Merger Sub Two merged with and into TASC, with TASC continuing as the surviving company in the merger (the “TASC Surviving Company”) (such merger, the “TASC Merger”), with the TASC Surviving Company subsequently being converted into a Delaware limited liability company (the “TASC Surviving LLC”), (ii) Predecessor Engility merged with and into New Engility, a newly formed holding company (such merger, the “Engility Merger”), with New Engility continuing as the surviving company in the merger, and (iii) Merger Sub One merged with and into Merger Sub Four, with Merger Sub Four continuing as the surviving company in the merger as a wholly owned subsidiary of New Engility (the “Engility/TASC Merger”).

Upon the TASC Merger becoming effective (the “TASC Effective Time”), by virtue of the TASC Merger and without any further action by any stockholder of TASC or Merger Sub Two, (i) each share of TASC common stock issued and outstanding immediately prior to the TASC Effective Time was converted into the right to receive one share of common stock, par value $0.01 per share, of Merger Sub One (excluding shares held by stockholders of TASC, if any, who have properly demanded appraisal rights for such shares, with the holders thereof being entitled only to such rights as are granted by Section 262 of the General Corporation Law of the State of Delaware (“DGCL”)) and (ii) each share of Merger Sub Two’s common stock issued and outstanding immediately prior to the TASC Effective Time was converted into the right to receive one share of common stock, par value $0.01 per share, of the TASC Surviving Company, which was subsequently converted into one limited liability company interest in TASC Surviving LLC.

At the effective time of the Engility Merger (the “Engility Effective Time”), by virtue of the Engility Merger and without any further action by any stockholder of Predecessor Engility or the Company, each share of Predecessor Engility’s common stock issued and outstanding immediately prior to the Engility Effective Time was converted into the right to receive one share of common stock, par value $0.01 per share, of New Engility (the “New Engility Common Stock”), upon the terms and subject to the conditions set forth in the Merger Agreement. The Engility Effective Time occurred substantially concurrently with the TASC Effective Time. In addition, Predecessor Engility stockholders of record as of the close of business on February 25, 2015 that held their shares through the closing date of the Mergers are entitled to receive a special cash dividend of $11.434 per share for each share of common stock, par value $0.01 per share, of Predecessor Engility (the “Special Cash Dividend).

At the effectiveness of the Engility/TASC Merger (the “Engility/TASC Effective Time”), by virtue of the Engility/TASC Merger and without any further action by any stockholder of Merger Sub One or member of Merger Sub Four, each share of Merger Sub One common stock issued and outstanding immediately prior to the Engility/TASC Effective Time was converted into the right to receive 0.1095 shares of New Engility Common Stock. In addition, upon completion of the Mergers, New Engility and its subsidiaries contributed all of the stock of Engility Corporation to TASC, Inc., and thereby, Engility Corporation and its subsidiaries became direct or indirect subsidiaries of TASC, Inc. and indirect subsidiaries of New Engility. After the contribution, Engility Corporation converted to a limited liability company named “Engility LLC.”

The Merger Agreement provides that, at the TASC Effective Time, all outstanding stock option awards held by employees and directors of TASC immediately prior to the TASC Effective Time were converted into a stock option denominated in shares of capital stock of Merger Sub One (the “TASC Options”). Prior to the Engility/TASC Effective Time, all such TASC Options were cancelled. The holders of TASC Options that did not vest based upon the achievement of applicable performance metrics are entitled to receive cash payments as soon as practicable after the Engility/TASC Effective Time. If such options have an exercise price that is greater than the per share value of the Engility/TASC merger consideration as of the closing, they will be cashed out for an amount representing the Black-Scholes value of the TASC Options. If such options have an exercise price that is less than the per share value of the Engility/TASC merger consideration as of the closing, they will be cashed out for an amount equal to the per share value of the Engility/TASC merger consideration as of the closing minus the exercise price of the TASC Options.

The issuance of New Engility Common Stock in connection with the Mergers, as described above, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S–4 (File No. 333–200384), filed with the Securities and Exchange Commission (“SEC”) and declared effective on January 21, 2015. The joint proxy statement/consent solicitation/prospectus (the “Joint Proxy Statement/Consent Solicitation/Prospectus”) included in the registration statement contains additional information about the Mergers and the related transactions. Additional information about the Mergers is also contained in Current Reports on Form 8–K filed by Predecessor Engility and incorporated by reference into the Joint Proxy Statement/Consent Solicitation/Prospectus.

The Company hereby incorporates by reference the description of New Engility Common Stock contained under the heading “Description of New Engility Capital Stock” in the Form S-4 and Joint Proxy Statement/Consent Solicitation/Prospectus.

The New Engility Common Stock, similar to the Predecessor Engility Common Stock, trades on the New York Stock Exchange under the symbol “EGL.”

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Engility Bridge Loan

Pursuant to the Merger Agreement, on February 26, 2015, Predecessor Engility, through its wholly owned subsidiary Engility Corporation (n/k/a Engility LLC), borrowed $585 million under a promissory note issued by Engility Corporation to Barclays Bank PLC, Jefferies Finance LLC, KKR Corporate Lending LLC, SunTrust Bank and SunTrust Robinson Humphrey, Inc. (the “Predecessor Engility Bridge Loan”). Engility Corporation’s indebtedness under the Bridge Loan was guaranteed by Predecessor Engility and certain subsidiaries of Engility Corporation. The borrowing under the Bridge Loan was used, among other things, to: (1) repay outstanding indebtedness under Predecessor Engility’s existing credit facilities; (2) following such repayment but prior to the consummation of the Engility merger, provide funds for the payment by Predecessor Engility of the Special Cash Dividend; and (3) pay transaction fees and expenses and for general corporate purposes.

TASC’s Incremental Debt Facilities

The obligations of each party to the Merger Agreement were also conditioned upon TASC’s receipt of proceeds from the Incremental Debt Facilities (as defined below) such that the aggregate outstanding funded amounts thereunder would be no less than the amount required to refinance the outstanding indebtedness under the Predecessor Engility Bridge Loan. As a result, the Incremental Debt Facilities (as defined below) were funded on February 26, 2015 to repay in full outstanding indebtedness under the Predecessor Engility Bridge Loan and pay transaction fees and expenses. Also, in connection with the closing of the Mergers, Engility LLC (f/k/a Engility Corporation) and certain subsidiaries of Engility LLC now guarantee and provide security for all indebtedness of TASC, Inc., including the Incremental Debt Facilities (as defined below) and any financing replacing or refinancing the Incremental Debt Facilities.

On December 23, 2014, TASC, TASC, Inc., Barclays Bank PLC, Jefferies Finance LLC, SunTrust Bank, KKR Corporate Lending LLC, JPMorgan Chase Bank, N.A. and Sumitomo Mitsui Banking Corporation entered into a Second Amended and Restated First Lien Joinder Agreement to TASC’s existing First Lien Credit Agreement (the “First Lien Credit Agreement”), dated as of May 23, 2014, among TASC, TASC, Inc., the several lenders from time to time parties thereto, Barclays Bank PLC as administrative agent and collateral agent and the other financial institutions parties thereto and on January 26, 2015, TASC, TASC, Inc., Barclays Bank PLC, Jefferies Finance LLC, SunTrust Bank and KKR Corporate Lending LLC entered into a Second Amended and Restated Second Lien Joinder Agreement to TASC’s existing Second Lien Credit Agreement (the “Second Lien Credit Agreement”), dated as of May 23, 2014, among TASC, TASC, Inc., the several lenders from time to time parties thereto, Barclays Bank PLC as administrative agent and collateral agent and the other financial institutions parties thereto, pursuant to which the lenders party to such joinder agreements (the “Commitment Parties”) agreed to provide debt facilities (the “Incremental Debt Facilities”) consisting of (i) new senior secured first lien incremental term loans in an aggregate amount of $435.0 million (the “First Lien Term Facility”), (ii) additional senior secured first lien revolving commitments in an aggregate amount of $60.0 million, which was subsequently increased to $65.0 million as a result of additional lender commitments (the “First Lien Revolving Facility”) and (iii) new senior secured second lien incremental term loans in an aggregate amount of $150.0 million (the “Second Lien Facility”).

The Incremental Debt Facilities were implemented in connection with the closing of the Mergers in the form of increases to existing loans under the First Lien Credit Agreement and the Second Lien Credit Agreement, as applicable, and, in addition to certain customary representations, conditions and covenants set out in the First Lien Joinder Agreement and Second Lien Joinder Agreement, as well as the Maintenance Covenant (as defined below), the Incremental Debt Facilities are subject to the same covenants, representations and events of default and are secured by the same collateral as the existing loans under the First Lien Credit Agreement and the Second Lien Credit Agreement. The interest rate with respect to the First Lien Revolving Facility and First Lien Term Facility is equal to LIBOR (provided that in no event shall LIBOR be less than 1.00%) for an interest period of 1, 2, 3 or 6 months (or, if available to all lenders, an interest period of 12 months) plus an applicable margin of 6.00%, or an alternate base rate (defined as the highest of (x) the prime rate of the administrative agent, (y) the federal funds effective rate from time to time plus 0.50% and (z) LIBOR for a one-month interest period plus 1.00%) plus an applicable margin of 5.00%. The interest rate with respect to the Second Lien Facility is equal to 12.0% per annum. The First Lien Revolving Facility and the First Lien Term Facility requires TASC to maintain a maximum consolidated net leverage ratio of no greater than 6.75:1.00, with step-downs to 6.50:1.00 on December 31, 2015, 6.00:1.00 on June 30, 2016, 5.50:1.00 on December 31, 2016, 5.00:1.00 on December 31, 2017 and 4.50:1.00 on December 31, 2018 (the “Maintenance Covenant”).

TASC’s Existing Credit Facilities

TASC’s existing credit facilities were set up on May 23, 2014 pursuant to the First Lien Credit Agreement and the Second Lien Credit Agreement, consisting of (1) a $395 million first lien term loan facility maturing on May 23, 2020, (2) a $50 million revolving credit facility that terminates on May 23, 2019, with a $12.5 million letter of credit sublimit and a $15 million swing line loan sublimit and (3) a $250 million second lien term loan facility maturing on May 23, 2021 (“TASC’s Existing Credit Facilities”). TASC’s Existing Credit Facilities also contain customary provisions with respect to the incurrence of incremental facilities.

All obligations under TASC’s Existing Credit Facilities are unconditionally guaranteed by TASC and certain of TASC, Inc.’s existing direct or indirect wholly owned domestic subsidiaries, and will be required to be guaranteed by certain of TASC, Inc.’s future direct or indirect wholly owned domestic subsidiaries. All obligations under TASC’s Existing Credit Facilities, and guarantees of those obligations, are secured, subject to certain exceptions, by substantially all of the assets of TASC, Inc., TASC and TASC, Inc.’s subsidiary guarantors. In connection with the closing of the Mergers, Engility LLC (f/k/a Engility Corporation) and certain subsidiaries of Engility LLC now guarantee and provide security for all indebtedness of TASC, Inc. described above, including TASC’s Existing Credit Facilities and any financing replacing or refinancing TASC’s Existing Credit Facilities.

All borrowings under TASC’s Existing Credit Facilities pursuant to the First Lien Credit Agreement bear interest at a variable rate per annum equal to an applicable margin, plus, at TASC Inc.’s option (other than for swing line loans), either (1) a base rate determined by reference to the highest of (a) the prime rate of Barclays Bank PLC, (b) the federal funds effective rate plus 0.50% and (c) a LIBOR rate determined by reference to the cost of funds for U.S. dollar deposits for the interest period of one month, plus 1.00% or (2) a LIBOR rate determined by reference to the costs of funds for U.S. dollar deposits for the interest period relevant to such borrowing, provided that for the term facility the LIBOR rate shall not be less than 1.0%. All swing line loans bear interest at a variable rate per annum equal to an applicable margin, plus a base rate determined as described in the immediately preceding sentence. The applicable LIBOR margin for TASC’s Existing Credit Facilities under the First Lien Credit Agreement is 6.00%, and the applicable base rate margin is 5.00%. All borrowings under TASC’s Existing Credit Facilities pursuant to the Second Lien Credit Agreement bear interest at a rate per annum equal to 12.00%.

The terms of TASC’s Existing Credit Facilities permit prepayment and termination of the loan commitments at any time, subject to certain conditions, including, but not limited to, the payment of certain prepayment and make-whole premiums. TASC’s Existing Credit Facilities also contain various covenants, including certain financial covenants, affirmative covenants with respect to certain reporting requirements and maintaining certain business activities, and negative covenants that, among other things, may limit or impose restrictions on the ability of TASC, TASC, Inc. and certain of TASC, Inc.’s subsidiaries to incur liens, incur additional indebtedness, make investments, make acquisitions and undertake certain other actions. In addition, TASC is also subject to a passive holding company covenant that limits its ability to engage in certain activities. TASC’s Existing Credit Facilities also contain certain customary provisions related to events of default (including upon a change of control).

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 below is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Composition of the New Engility Board

As of the Effective Date, in connection with Mergers and pursuant to the Stockholders Agreement discussed above, the board of directors of the Company is composed of 11 members, including seven members of the board of Predecessor Engility and four members designated by Birch Partners. Each of the following seven members of the Predecessor Engility board has continued as a director of New Engility and will continue to serve out their existing terms as if they were board members of Predecessor Engility: Edward P. Boykin, Darryll J. Pines, Anthony Principi, Charles S. Ream, David A. Savner, Anthony Smeraglinolo and William G. Tobin. In addition, pursuant to the Stockholders Agreement, Birch Partners designated the following four persons who became members of the New Engility board as of the Effective Date (the “TASC Directors”): Peter A. Marino, David M. Kerko, Steven A. Denning and Lynn A. Dugle. The TASC Directors have been apportioned amongst the classes of the New Engility board such that Lynn A. Dugle initially has a term expiring at New Engility’s 2015 annual meeting, David M. Kerko and Steven A. Denning initially have terms expiring at New Engility’s 2016 annual meeting, and Peter A. Marino initially has a term expiring at New Engility’s 2017 annual meeting.

As of the Effective Date and pursuant to the Stockholders Agreement, Messrs. Savner and Marino have been designated to serve as co-chairmen of the New Engility board. Mr. Savner previously served on the board of Predecessor Engility and was designated as co-chairman by the New Engility directors (excluding the TASC Directors). Mr. Marino previously served as the chairman of the board of directors of TASC and was designated as co-chairman by Birch Partners.

In connection with the closing of the Mergers, the individuals identified below were designated and appointed to the Company’s Audit Committee, Compensation Committee and/or Nominating/Corporate Governance Committee, respectively, of the New Engility board:

Audit Committee

Charles S. Ream (Chairman)

Darryll J. Pines

Lynn A. Dugle

Compensation Committee

William G. Tobin (Chairman)

David A. Savner

Peter A. Marino

Steven A. Denning

Nominating/Corporate Governance Committee

Anthony Principi (Chairman)

David M. Kerko

Darryll J. Pines

All nonemployee board members will receive the standard compensation received by New Engility nonemployee directors, which consists of an annual cash retainer of $75,000 and an annual equity award of restricted stock units (RSUs) with a grant date fair value of $100,000 and a one year cliff vesting. Following the vesting of the RSUs, delivery of the underlying shares will occur upon the earlier of the director’s departure from the Company or a change of control of the Company. In addition, New Engility will pay an annual cash retainer for serving as a board chairperson of $40,000, an annual cash fee for serving as chair of the Audit Committee of $20,000, an annual cash fee for serving as chair of the Compensation Committee of $15,000, an annual cash fee for serving as chair of the Nominating/Corporate Governance Committee of $10,000, an annual cash fee for serving as an Audit Committee member of $10,000, an annual cash fee for serving as a Compensation Committee member of $7,500 and an annual cash fee for serving as a Nominating/Corporate Governance Committee member of $5,000.

The information required by Item 404(a) of Regulation S-K with respect to such directors has been previously reported in the Joint Proxy Statement/Consent Solicitation/Prospectus and is incorporated herein by reference.

Other Changes in Management

The executive officers of Predecessor Engility have continued as the executive officers of New Engility, except for Michael J. Alber, who tendered his resignation as senior vice president and chief financial officer of Predecessor Engility immediately prior to and in connection with the Mergers. In addition, as of the Effective Date, John P. Hynes, Jr. was appointed as New Engility’s executive vice president and chief operating officer and Wayne M. Rehberger was appointed as New Engility’s senior vice president and chief financial officer.

Pursuant to the terms of an offer letter, Mr. Hynes will be compensated as follows: (i) Mr. Hynes will receive an annual base salary of $600,000; (ii) he will be eligible to participate in the Company’s 2015 Annual Incentive Compensation Plan with a target bonus of 100% of his base salary; and (iii) he will be eligible to participate in the Company’s 2015 long term incentive plan with an initial target award value for fiscal 2015 equal to 150% of his base salary.

Pursuant to the terms of an offer letter by the Company to Mr. Rehberger, he will be compensated as follows: (i) Mr. Rehberger will receive an annual base salary of $450,000; (ii) he is eligible to participate in the Company’s 2015 Annual Incentive Compensation Plan with a target bonus of 100% of his base salary; and (iii) he will be eligible to participate in the Company’s 2015 long term incentive plan with an initial target award value for fiscal 2015 equal to 125% of his base salary.

The information required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K with respect to such officers has been previously reported in the Joint Proxy Statement/Consent Solicitation/Prospectus and is incorporated herein by reference.

Compensatory Plans

New Engility assumed, as of the Effective Date, (i) the Engility Holdings, Inc. Amended and Restated 2012 Long Term Performance Plan and all awards and award agreements outstanding thereunder; (ii) the Engility Master Savings Plan; (iii) the Engility Corporation Deferred Compensation Plan I and Engility Corporation Deferred Compensation Plan II; (iv) the Engility Corporation 2013 Deferred Compensation Plan; (v) the Engility Holdings, Inc. Change in Control Severance Plan; and (vi) the Engility Holdings, Inc. Severance Plan, including certain other management compensatory plans and forms of agreements of Predecessor Engility, each listed as Exhibit 10.12 – 10.24 hereto and incorporated by reference herein, as well as the outstanding awards granted thereunder and the remaining shares available thereunder, including any awards granted to the Company’s named executive officers, in each case subject to applicable adjustments in the manner set forth in the Merger Agreement to such awards and remaining shares available under each such plan.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 26, 2015, in connection with the Merger Agreement, the Company amended and restated its Certificate of Incorporation to reflect the changes contemplated by the Merger Agreement and described in the Joint Proxy Statement/Consent Solicitation/Prospectus. Effective that same date, the Company amended and restated its Bylaws to reflect the changes contemplated by the Merger Agreement and described in the Joint Proxy Statement/Consent Solicitation/Prospectus. The Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

If a corporation undergoes an “ownership change,” within the meaning of Section 382 of the Code, the corporation’s ability to use its pre-change net operating loss carryforwards and other pre-change tax attributes, such as its adjusted tax basis in its amortizable goodwill, to offset its post-change income and taxes may be limited. In order to reduce the likelihood that future transactions in New Engility’s securities will result in an ownership change under Section 382 of the Code, the Company’s Amended and Restated Certificate of Incorporation contains transfer restrictions that apply to acquisitions and dispositions by direct and indirect holders of (or persons who would become direct or indirect holders of) 4.9% or more of New Engility Common Stock or certain other interests in New Engility that are treated as stock for tax purposes.

The Company’s board of directors determined that the fiscal year of the Company shall end on December 31.

Item 7.01	Regulation FD Disclosure

On February 26, 2015, the Company issued a press release announcing the completion of the Mergers, a copy of which is furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The following financial statements of TASC Parent Corporation were filed as part of the Company’s registration statement on Form S–4 (File No. 333–200384) and are incorporated herein by reference:

•	Audited Consolidated Financial Statements

•	Independent Auditors’ Report

•	Consolidated Statements of Financial Position as of December 31, 2013 and 2012

•	Consolidated Statements of Operations and Comprehensive Loss for the Years Ended December 31, 2013, 2012 and 2011

•	Consolidated Statements of Changes in Equity for the Years Ended December 31, 2013, 2012 and 2011

•	Consolidated Statements of Cash Flows for the Years Ended December 31, 2013, 2012 and 2011

•	Notes to Consolidated Financial Statements

•	Unaudited Condensed Consolidated Financial Statements

•	Condensed Consolidated Statements of Financial Position (unaudited) as of September 30, 2014 and December 31, 2013

•	Condensed Consolidated Statements of Operations and Comprehensive Loss (unaudited) for the Nine Months Ended September 30, 2014 and 2013

•	Condensed Consolidated Statements of Cash Flows (unaudited) for the Nine Months Ended September 30, 2014 and 2013

•	Notes to Unaudited Condensed Consolidated Financial Statements

(b)	Pro Forma Financial Information

The following unaudited pro forma financial statements were filed as part of the Company’s registration statement on Form S–4 (File No. 333–200384) and are incorporated herein by reference:

•	Unaudited Pro Forma Combined Balance Sheet as of September 30, 2014

•	Unaudited Pro Forma Combined Statement of Operations for the Nine Months Ended September 30, 2014

•	Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2013

•	Notes to Unaudited Pro Forma Combined Financial Statements

(d)	Exhibits.

Exhibit No.	Exhibit

2.1+	Agreement and Plan of Merger, dated as of October 28, 2014, by and among TASC Parent Corporation, Toucan Merger Corporation I, Toucan Merger Corporation II, Engility Holdings, Inc., New East Holdings, Inc. and East Merger Sub, LLC (incorporated herein by reference to Annex A to the joint proxy/consent solicitation statement/prospectus included in the registration statement on Form S-4 (File No. 333-200384), as filed with the SEC on January 20, 2015).

3.1	Amended and Restated Certificate of Incorporation of Engility Holdings, Inc.

3.2	Amended and Restated Bylaws of Engility Holdings, Inc.

4.1	Stockholders Agreement, dated February 26, 2015 by and among Engility Holdings, Inc. and Birch Partners, L.P. and for the limited purposes set forth therein, KKR 2006 Fund L.P. and General Atlantic Partners 85, L.P., KKR Initial Investors and GA Initial Investors (as defined therein).

10.1	First Lien Credit Agreement, dated May 23, 2014. among TASC Parent Corporation, TASC, Inc., the several lenders from time to time parties thereto, Barclays Bank PLC, as Administrative Agent and Collateral Agent, RBC Capital Markets, Deutsch Bank Securities Inc. and Mizuho Bank, LTD. as Co-Syndication Agents, Barclays Bank PLC, as Swingline Lender and Issuing Bank and Barclays Bank PLC, KKR Capital Markets LLC, RBC Capital Markets, Deutsche Bank Securities Inc. and Mizuho Bank, LTD as Joint Lead Arrangers and Joint Bookrunners.

10.2	First Amendment to First Lien Credit Agreement, dated December 18, 2014, by and among TASC, Inc., TASC Parent Corporation, Barclays Bank PLC, as Administrative Agent and the Required Lenders party thereto.

10.3	Second Amendment to First Lien Credit Agreement, dated February 26, 2015, by and among TASC, Inc., each lender from time to time party thereto and Barclays Bank PLC

10.4	Second Lien Credit Agreement, dated May 23, 2014, among TASC Parent Corporation, TASC, Inc., the several lenders from time to time parties thereto, Barclays Bank PLC, as Administrative Agent and Collateral Agent, RBC Capital Markets, Deutsch Bank Securities Inc. and Mizuho Bank, LTD. as Co-Syndication Agents, Barclays Bank PLC, as Swingline Lender and Issuing Bank and Barclays Bank PLC, KKR Capital Markets LLC, RBC Capital Markets, Deutsche Bank Securities Inc. and Mizuho Bank, LTD as Joint Lead Arrangers and Joint Bookrunners.

10.5	First Amendment to Second Lien Credit Agreement, dated as of December 18, 2014, by and among TASC, Inc., TASC Parent Corporation, Barclays Bank PLC, as Administrative Agent and the Required Lenders party thereto.

10.6	Second Amendment to Second Lien Credit Agreement, dated February 26, 2015, by and among TASC, Inc., each lender from time to time party thereto and Barclays Bank PLC

10.7	First Lien Guarantee and Collateral Agreement, dated May 23, 2014, made by TASC Parent Corporation, TASC, Inc. and the Subsidiary Guarantors party thereto in favor of Barclays Bank PLC, as Collateral Agent.

10.8	Second Lien Guarantee and Collateral Agreement, dated May 23, 2014, made by TASC Parent Corporation, TASC, Inc. and the Subsidiary Guarantors party thereto in favor of Barclays Bank PLC, as Collateral Agent.

10.9	First Lien Assumption Agreement, dated as of February 26, 2015, by and between Engility Holdings, Inc., East Merger Sub, LLC, Engility LLC, International Resources Group Ltd. and Dynamics Research Corporation in favor of Barclays Bank PLC, as collateral agent for the Lenders.

10.10	Second Lien Assumption Agreement, dated as of February 26, 2015, by and between Engility Holdings, Inc., East Merger Sub, LLC, Engility LLC, International Resources Group Ltd. and Dynamics Research Corporation in favor of Barclays Bank PLC, as collateral agent for the Lenders.

10.11	Second Lien Intercreditor Agreement, dated as of May 23, 2014, among Barclays Bank PLC, as the Initial First Lien Representative and Initial First Lien Collateral Agent for the Initial First Lien Claimholders, Barclays Bank PLC, as the Initial Second Lien Representative and Initial Second Lien Collateral Agent for the Initial First Lien Claimholders and each additional Representative and Collateral Agent from time to time party thereto and acknowledged and agreed to by TASC, Inc. and the other Guarantors referred to therein.

10.12†	Engility Holdings, Inc. Amended and Restated 2012 Long Term Performance Plan (incorporated herein by reference to Exhibit 10.4 to the Engility Holdings, Inc.’s Current Report on Form 8-K, as filed with the SEC on May 28, 2013 (File No. 001-35487)).

10.13†	Engility Holdings, Inc. Amended and Restated 2012 Cash Incentive Plan (incorporated herein by reference to Exhibit 10.2 to Engility Holdings, Inc.’s Current Report on Form 8-K, as filed with the SEC on May 28, 2013 (File No. 001-35487)).

10.14†	Engility Master Savings Plan (incorporated herein by reference to Exhibit 4.7 of Engility Holdings, Inc.’s registration statement on Form S-8, as filed with the SEC on July 17, 2012 (File No. 333-182720)).

10.15†	Engility Holdings, Inc. 2012 Change in Control Severance Plan (incorporated herein by reference to Exhibit 10.12 of Engility Holdings, Inc.’s Annual Report on Form 10-K, as filed with the SEC on March 21, 2013 (File No. 001-35487)).

10.16†	Engility Corporation Deferred Compensation Plan I (incorporated herein by reference to Exhibit 10.7 to Engility Holdings, Inc.’s Quarterly Report on Form 10-Q, as filed with the SEC on August 13, 2012 (File No. 001-35487)).

10.17†	Engility Corporation Deferred Compensation Plan II (incorporated herein by reference to Exhibit 10.8 to Engility Holdings, Inc.’s Quarterly Report on Form 10-Q, as filed with the SEC on August 13, 2012 (File No. 001-35487)).

10.18†	Engility Corporation 2013 Deferred Compensation Plan (incorporated herein by reference to Exhibit 10.22 of Engility Holdings, Inc.’s Annual Report on Form 10-K, as filed with the SEC on March 21, 2013 (File No. 001-35487)).

10.19†	Form of Engility Holdings, Inc. 2012 Directors Stock Incentive Plan Restricted Stock Unit Agreement (incorporated herein by reference to Exhibit 10.9 to Engility Holdings, Inc.’s Quarterly Report on Form 10-Q, as filed with the SEC on August 13, 2012 (File No. 001-35487)).

10.20†	Form of Engility Holdings, Inc. 2012 Long Term Performance Plan Nonqualified Stock Option Agreement (incorporated herein by reference to Exhibit 10.10 to Engility Holdings, Inc.’s Quarterly Report on Form 10-Q, as filed with the SEC on August 13, 2012 (File No. 001-35487)).

10.21†	Form of Engility Holdings, Inc. 2012 Long Term Performance Plan Restricted Stock Unit Agreement (incorporated herein by reference to Exhibit 10.11 to Engility Holdings, Inc.’s Quarterly Report on Form 10-Q, as filed with the SEC on August 13, 2012 (File No. 001-35487)).

10.22†	Engility Holdings, Inc. Severance Plan (incorporated herein by reference to Exhibit 10.21 of Engility Holdings, Inc.’s Annual Report on Form 10-K, as filed with the SEC on March 21, 2013 (File No. 001-35487)).

10.23†	Form of Engility Holdings, Inc. 2012 Long Term Performance Plan Performance Share Award Agreement (incorporated herein by reference to Exhibit 10.23 of Engility Holdings, Inc.’s Annual Report on Form 10-K, as filed with the SEC on March 21, 2013 (File No. 001-35487)).

10.24†	Offer Letter in respect of the employment of Anthony Smeraglinolo (incorporated herein by reference to Exhibit 10.13 of Engility Holdings, Inc.’s Amendment No. 3 to Form 10, as filed with the SEC on June 19, 2012 (File No. 001-35487)).

23.1	Consent of Deloitte & Touche LLP, independent auditors to TASC Parent Corporation.

99.1	Press Release issued by Engility Holdings, Inc. on February 26, 2015.

+	Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertake to furnish supplementally copies of any of the omitted schedules and other similar attachments upon request by the Securities and Exchange Commission.
†	Compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Engility Holdings, Inc.

Date: February 27, 2015	By:	/s/ Thomas O. Miiller
	Name:	Thomas O. Miiller
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1+	Agreement and Plan of Merger, dated as of October 28, 2014, by and among TASC Parent Corporation, Toucan Merger Corporation I, Toucan Merger Corporation II, Engility Holdings, Inc., New East Holdings, Inc. and East Merger Sub, LLC (incorporated herein by reference to Annex A to the joint proxy/consent solicitation statement/prospectus included in the registration statement on Form S-4 (File No. 333-200384), as filed with the SEC on January 20, 2015).

3.1	Amended and Restated Certificate of Incorporation of Engility Holdings, Inc.

3.2	Amended and Restated Bylaws of Engility Holdings, Inc.

4.1	Stockholders Agreement, dated February 26, 2015 by and among Engility Holdings, Inc. and Birch Partners, L.P. and for the limited purposes set forth therein, KKR 2006 Fund L.P. and General Atlantic Partners 85, L.P., KKR Initial Investors and GA Initial Investors (as defined therein).

10.1	First Lien Credit Agreement, dated May 23, 2014. among TASC Parent Corporation, TASC, Inc., the several lenders from time to time parties thereto, Barclays Bank PLC, as Administrative Agent and Collateral Agent, RBC Capital Markets, Deutsch Bank Securities Inc. and Mizuho Bank, LTD. as Co-Syndication Agents, Barclays Bank PLC, as Swingline Lender and Issuing Bank and Barclays Bank PLC, KKR Capital Markets LLC, RBC Capital Markets, Deutsche Bank Securities Inc. and Mizuho Bank, LTD as Joint Lead Arrangers and Joint Bookrunners.

10.2

First Amendment to First Lien Credit Agreement, dated December 18, 2014, by and among TASC, Inc., TASC Parent Corporation, Barclays Bank PLC, as Administrative Agent and the Required Lenders party thereto.

10.3	Second Amendment to First Lien Credit Agreement, dated February 26, 2015, by and among TASC, Inc., each lender from time to time party thereto and Barclays Bank PLC

10.4	Second Lien Credit Agreement, dated May 23, 2014, among TASC Parent Corporation, TASC, Inc., the several lenders from time to time parties thereto, Barclays Bank PLC, as Administrative Agent and Collateral Agent, RBC Capital Markets, Deutsch Bank Securities Inc. and Mizuho Bank, LTD. as Co-Syndication Agents, Barclays Bank PLC, as Swingline Lender and Issuing Bank and Barclays Bank PLC, KKR Capital Markets LLC, RBC Capital Markets, Deutsche Bank Securities Inc. and Mizuho Bank, LTD as Joint Lead Arrangers and Joint Bookrunners.

10.5	First Amendment to Second Lien Credit Agreement, dated as of December 18, 2014, by and among TASC, Inc., TASC Parent Corporation, Barclays Bank PLC, as Administrative Agent and the Required Lenders party thereto.

10.6	Second Amendment to Second Lien Credit Agreement, dated February 26, 2015, by and among TASC, Inc., each lender from time to time party thereto and Barclays Bank PLC

10.7	First Lien Guarantee and Collateral Agreement, dated May 23, 2014, made by TASC Parent Corporation, TASC, Inc. and the Subsidiary Guarantors party thereto in favor of Barclays Bank PLC, as Collateral Agent.

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10.8	Second Lien Guarantee and Collateral Agreement, dated May 23, 2014, made by TASC Parent Corporation, TASC, Inc. and the Subsidiary Guarantors party thereto in favor of Barclays Bank PLC, as Collateral Agent.

10.9	First Lien Assumption Agreement, dated as of February 26, 2015, by and between Engility Holdings, Inc., East Merger Sub, LLC, Engility LLC, International Resources Group Ltd. and Dynamics Research Corporation in favor of Barclays Bank PLC, as collateral agent for the Lenders.

10.10	Second Lien Assumption Agreement, dated as of February 26, 2015, by and between Engility Holdings, Inc., East Merger Sub, LLC, Engility LLC, International Resources Group Ltd. and Dynamics Research Corporation in favor of Barclays Bank PLC, as collateral agent for the Lenders.

10.11	Second Lien Intercreditor Agreement, dated as of May 23, 2014, among Barclays Bank PLC, as the Initial First Lien Representative and Initial First Lien Collateral Agent for the Initial First Lien Claimholders, Barclays Bank PLC, as the Initial Second Lien Representative and Initial Second Lien Collateral Agent for the Initial First Lien Claimholders and each additional Representative and Collateral Agent from time to time party thereto and acknowledged and agreed to by TASC, Inc. and the other Guarantors referred to therein.

10.12†	Engility Holdings, Inc. Amended and Restated 2012 Long Term Performance Plan (incorporated herein by reference to Exhibit 10.4 to the Engility Holdings, Inc.’s Current Report on Form 8-K, as filed with the SEC on May 28, 2013 (File No. 001-35487)).

10.13†	Engility Holdings, Inc. Amended and Restated 2012 Cash Incentive Plan (incorporated herein by reference to Exhibit 10.2 to Engility Holdings, Inc.’s Current Report on Form 8-K, as filed with the SEC on May 28, 2013 (File No. 001-35487)).

10.14†	Engility Master Savings Plan (incorporated herein by reference to Exhibit 4.7 of Engility Holdings, Inc.’s registration statement on Form S-8, as filed with the SEC on July 17, 2012 (File No. 333-182720)).

10.15†	Engility Holdings, Inc. 2012 Change in Control Severance Plan (incorporated herein by reference to Exhibit 10.12 of Engility Holdings, Inc.’s Annual Report on Form 10-K, as filed with the SEC on March 21, 2013 (File No. 001-35487)).

10.16†	Engility Corporation Deferred Compensation Plan I (incorporated herein by reference to Exhibit 10.7 to Engility Holdings, Inc.’s Quarterly Report on Form 10-Q, as filed with the SEC on August 13, 2012 (File No. 001-35487)).

10.17†	Engility Corporation Deferred Compensation Plan II (incorporated herein by reference to Exhibit 10.8 to Engility Holdings, Inc.’s Quarterly Report on Form 10-Q, as filed with the SEC on August 13, 2012 (File No. 001-35487)).

10.18†	Engility Corporation 2013 Deferred Compensation Plan (incorporated herein by reference to Exhibit 10.22 of Engility Holdings, Inc.’s Annual Report on Form 10-K, as filed with the SEC on March 21, 2013 (File No. 001-35487)).

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10.19†	Form of Engility Holdings, Inc. 2012 Directors Stock Incentive Plan Restricted Stock Unit Agreement (incorporated herein by reference to Exhibit 10.9 to Engility Holdings, Inc.’s Quarterly Report on Form 10-Q, as filed with the SEC on August 13, 2012 (File No. 001-35487)).

10.20†	Form of Engility Holdings, Inc. 2012 Long Term Performance Plan Nonqualified Stock Option Agreement (incorporated herein by reference to Exhibit 10.10 to Engility Holdings, Inc.’s Quarterly Report on Form 10-Q, as filed with the SEC on August 13, 2012 (File No. 001-35487)).

10.21†	Form of Engility Holdings, Inc. 2012 Long Term Performance Plan Restricted Stock Unit Agreement (incorporated herein by reference to Exhibit 10.11 to Engility Holdings, Inc.’s Quarterly Report on Form 10-Q, as filed with the SEC on August 13, 2012 (File No. 001-35487)).

10.22†	Engility Holdings, Inc. Severance Plan (incorporated herein by reference to Exhibit 10.21 of Engility Holdings, Inc.’s Annual Report on Form 10-K, as filed with the SEC on March 21, 2013 (File No. 001-35487)).

10.23†	Form of Engility Holdings, Inc. 2012 Long Term Performance Plan Performance Share Award Agreement (incorporated herein by reference to Exhibit 10.23 of Engility Holdings, Inc.’s Annual Report on Form 10-K, as filed with the SEC on March 21, 2013 (File No. 001-35487)).

10.24†	Offer Letter in respect of the employment of Anthony Smeraglinolo (incorporated herein by reference to Exhibit 10.13 of Engility Holdings, Inc.’s Amendment No. 3 to Form 10, as filed with the SEC on June 19, 2012 (File No. 001-35487)).

23.1	Consent of Deloitte & Touche LLP, independent auditors to TASC Parent Corporation.

99.1	Press Release issued by Engility Holdings, Inc. on February 26, 2015.

+	Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertake to furnish supplementally copies of any of the omitted schedules and other similar attachments upon request by the Securities and Exchange Commission.
†	Compensatory plan or arrangement.

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